UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21291

Bertolet Capital Trust

(Exact name of registrant as specified in charter)

1414 Sixth Avenue, Suite 900

New York, NY 10019

 (Address of principal executive offices)

(Zip code)

John E. Deysher

1414 Sixth Ave., Suite 900,

New York, NY 10019

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 508-4537

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Pinnacle Value Fund

Semi-Annual Report

June 30, 2007

Pinnacle Value Fund Semi-Annual Report                                    June 30, 2007

Dear Fellow Shareholders,

There’s an old saying that bull markets climb a wall of worry. This continued during the first half of 2007. Despite worries about the economy, interest rates, geo-politics, the sub-prime impact on housing, consumer spending, budget/trade deficits and a variety of other ills, the markets continued to move higher. Sentiment remains positive, expectations of a “goldilocks” economy (not too hot or cold) and robust corporate profits remain intact and most markets trade at or near all time highs. Will expectations become reality?

Here’s a remarkable statistic. In the last 4.5 years (through June 30, 2007), the Russell 2000 (our benchmark) compounded at 20.5%/yr, including dividend reinvestment.

During this period, the biggest correction sustained by the R2000 was 11% in early 2005. Is such performance sustainable?  Perhaps over the short-term but longer term, we are big believers in “regression to the mean” and that periods of out performance are generally followed by periods of under performance so that overall performance (including good & bad) is average. Average for the R2000 is 13.3%/yr since inception. History bears this out. Small cap returns come in big doses: from 1979-1983 the R2000 rose 26.7%/yr; from 1991-1999 it rose 17.7%/yr; and from 2003-June 2007 it rose 20.5%/yr. Each of those periods of out performance was followed by a period of under performance: from 1984-1990 the R2000 rose 4.5%/yr; from 2000-2002 it fell 7.4%/yr (yes, fell). What will follow the most recent period of out performance?  We can’t say for certain but our guess is the Russell’s performance will be below the historical average of 13.3% per year.

As can be seen from the box scores below, we had a respectable first six months:

Total Return                                  YTD 2007        2006       2005      2004      2003*

Pinnacle Value Fund**                      11.5%          13.2%       8.5%    19.6%    13.7%

Russell 2000**                                     6.5              18.4           4.6       18.3        47.5

S&P 500**                                           7.0%           15.8%       4.9%    10.9%    28.7%

*Inception April 1, 2003. ** Includes dividend reinvestment. Past performance does not guarantee future results. Returns do not reflect taxes payable on distributions or share redemptions held in taxable accounts.

We ended the month 49% invested and were 48% invested on average for the six months. Despite the large amounts of cash, our results were acceptable because of solid operating results from some of our larger positions. We ended the period with 38 equity positions (excluding cash equivalents and options) with a weighted average market cap, price to book and beta of $165 million, 1.8 times and 0.7, respectively. While we are comfortable with all our holdings, some have cyclical exposure which we’re monitoring closely.

Fund net assets are $45.4 million up from $30.7 million at year end. Part of the increase is due to performance, the rest is due to an expanded investor base. Unfortunately the cash is accumulating faster than it can be deployed but is earning 4.9% in a government money market fund.  We will not abandon our conservative, risk adverse approach. We are very disciplined at find, evaluating and accumulating attractive merchandise which meets our investment criteria. Our goal is above average, risk adjusted rates of return over the long term  The pickings may now be slim but our enthusiasm is unabated.

Quaker Fabric- a mistake.

Recently we had a mistake. While successful investing depends on knowledge and proper risk assessment, it can also hinge on probabilities. We will always make mistakes. However, we want to be right more times than wrong and when we’re right, we want to have a substantial commitment in place. Likewise, if we’re wrong the wager is hopefully a small one that keeps the damage minimal.

Shortly after June 30, one of our long term holdings, Quaker Fabric announced it was liquidating, causing an immediate price decline. This impacted the Fund’s NAV by a negative $.11/sh or 0.7%, not a disaster but still painful.  We first purchased Quaker shares in early 2005 attracted by its major presence in furniture fabrics, a strong reputation for quality/design, a conservative operating philosophy/balance sheet and a committed management team lead by CEO Larry Liebenow who owned 16% of the shares. The valuations were compelling based on past performance and our view of the future. Unfortunately, we didn’t properly estimate several headwinds that increasingly impacted the business- Chinese fabric imports that eroded market share, higher raw material costs (petrochemical based) that crimped margins and a housing slowdown that dampened sales of upholstered furniture. Quaker responded by aggressively downsizing its manufacturing footprint and workforce, selling off excess assets (with proceeds to debt pay down) and establishing a Chinese joint venture. While expenses declined substantially, revenues fell even faster and losses persisted. Throughout this multi year restructuring, Quaker maintained a clean balance sheet and retained key employees. We held our shares envisioning a day in the not too distant future when Quaker would be a much smaller yet profitable company. We were wrong. In the end, they ran out of time and the lenders called the loans rather than continue to fund an unprofitable enterprise. From start to finish this was an extremely difficult, time consuming investment. It confirms that losing money is much harder than making it. Lessons learned.

Lesson 1- a strong balance sheet does not guarantee a company can overcome periods of adversity. While Quaker had some debt, we felt the balance sheet was strong enough to get them through an extremely tough transition period. It wasn’t.

Lesson 2- a bad business will beat a good management team no matter how talented.

Lesson 3- sometimes good management does bad things. In our opinion management waited too long to establish a low cost Chinese source of fabrics. They also failed to sell key real estate parcels whose proceeds would’ve made a big difference.

Lesson 4- don’t be fooled by just one insider buying shares for his/her own account. Wait for several to buy in size on the open market, then follow their lead.

By now you should have received your June 30 statement. As always, should you have any questions about your account or the Fund, don’t hesitate to call or write. Thanks for your continued support and enthusiasm.

John E. Deysher                                                                              Pinnacle Value Fund

President and Portfolio Manager                                                  1414 Sixth Ave.-900

212-508-4537                                                                                    New York, NY  10019

TOP 10 POSITIONS                                                                                     % net assets

1. Conrad Ind.- Gulf of Mexico ship building & repair

10.0

2. Argan Inc.- Power plant construction, nutraceuticals, IT infrastructure

7.3

3. WHX Corp.- Bankruptcy reorganization- Handy & Harman

4.0

4. MVC Capital- Business Development Co.

3.9

5. Cadus - Cash rich shell with large NOL carry forwards

1.9

6. BKF Capital - Cash rich shell with large NOL carry forwards

1.7

7. Technology Sols.- Strategic & IT consulting to Fortune 1000

1.4

8. McClatchy Co. – Daily and non daily newspapers

1.4

9. Meade Instruments – Telescopes, binoculars, riflescopes

1.2

10. PDI Inc.– Pharmaceutical contract sales organization

1.1

                                                                                 Total                                      33.9%

YTD TOP 5 WINNERS (unrealized & realized gains)

1. Conrad Ind.                                                                                                     $2,369,900

2. Argan Inc.                                                                                                         1,273,400

3. MVC Capital                                                                                                       511,800

4. Cadus                                                                                                                   109,900

5. Electro-Sensors                                                                                                      69,900

                                                                                Total                                    $4,334,900

YTD TOP 5 SINNERS (unrealized & realized losses)

1. BKF Financial                                                                                                    $310,000

2. New Horizons Worldwide                                                                                      80,000

3. McClatchy Co.                                                                                                       76,400

4. LEAP put options                                                                                                   48,300

5. NMS Communications                                                                                           33,000

                                                                                 Total                                      $547,700

SECURITY CLASSIFICATIONS

1.

Cash & equivalents                                                                                    $23,271,600

2.

Industrial goods & services                                                                           8,179,300

3.

Conglomerates                                                                                                6,224,800

4.

Consumer goods & services                                                                           1,989,800

5.

Financial Services                                                                                           2,677,500

6.

Business Development Cos.                                                                           2,480,400

7.

Auction market preferreds                                                                                 300,000

8.

LEAP put options                                                                                              250,500

                                                                                 Total                                $45,373,900

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

				Schedule of Investments
				June 30, 2007 (Unaudited)
Shares/Principal Amount		Basis	Market Value	% of Assets

COMMON STOCKS
Beverages & Food
13,700	Farmer Brothers	274,862	310,031
39,200	Pyramid Brewery *	72,042	134,848
		346,904	444,879	0.98%
Business Development Cos.
89,130	Brantley Capital Corp.	179,912	223,716
93,900	MVC Capital	837,204	1,766,259
47,800	PDI, Inc. *	451,714	490,428
		1,468,830	2,480,403	5.47%
Conglomerate
440,268	Argan, Inc. *	1,900,582	3,302,010
85,900	Regency Affiliates *	497,924	449,257
14,400	United Capital Corp. *	316,779	414,000
215,172	WHX Corp. *	1,860,626	1,828,962
17,400	McRae Industries	194,930	230,550
		4,770,841	6,224,779	13.72%

Electric Housewares & Fans
2,200	National Presto Industries, Inc.	89,068	137,148	0.30%

Financial Services
323,445	BKF Capital Group, Inc.*	1,182,641	747,158
457,840	Cadus Corp. *	731,326	842,425
88,500	Cosine Comm.*	214,095	301,785
884,000	Dynabazaar, Inc. *	273,920	247,520
119,400	Kent Financial Services, Inc. *	270,771	245,964
128,189	LQ Corp. *	200,497	121,780
31,250	Novoste *	91,299	75,000
6,850	Webfinancial Corp. *	62,599	95,900
		3,027,148	2,677,532	5.90%

Furniture & Fixtures
1,500	Burnham Holdings	25,627	24,375
13,900	Reconditioned Systems	24,981	51,430
		50,608	75,805	0.17%

Industrial Instruments For Measurement, Display, and Control
75,100	Electronic Sensors	307,988	460,363	1.01%

IT Services
400,000	New Horizons Worldwide Inc.*	224,000	380,000
96,000	Technology Solutions Company *	785,282	640,320
		1,009,282	1,020,320	2.25%
Healthcare Products/Equipment
21,600	Allied Healthcare Products, Inc. *	106,121	143,424	0.32%

News Paper Publishing & Printing
25,000	McClatchy Co.	709,168	632,750	1.39%

Mailboxes & Lockers
77,200	American Locker Group, Inc. *	459,549	308,800	0.68%

Optical Instruments & Lenses
251,200	Meade Instruments Corp.*	$ 510,187	$ 555,152	1.22%

Plastic Products
86,400	Peak International, Ltd. *	246,359	244,512	0.54%

Prepackaged Software
113,000	SYS *	222,190	222,610	0.49%

Primary Smelting & Refining of Nonferrous Metals
1,000	Blue Earth Refineries *	1	2,100	0.00%

Ship & Boat Building & Repairing
353,722	Conrad Industries, Inc. *	621,134	4,527,642	9.98%

Real Estate Investment Trusts
309	USA Real Estate Investors Trust *	152,209	154,500	0.34%

Telecommunications
140,400	NMS Communications *	248,151	241,488	0.53%

Textile Mill Products
1,300	International Textil Group, Inc.	17,784	9,100
317,600	Quaker Fabric Corp. *	698,886	362,064
		716,670	371,164	0.82%

Total for Common Stock		$ 15,062,408	$ 20,925,371	46.12%

Auction Market Preferreds
4	Advent Claymore Conv. Sec. Inc. Fund Pfd - M7	100,000	100,000
4	Pioneer High Income Trust Pfd - M7	100,000	100,000
4	Western Asset Premium Bond Fund Pfd - M7	100,000	100,000

Total for Auction Market Preferred Stock		$ 300,000	$ 300,000	0.66%

Convertible Preferreds
26,500	Ameritrans Capital Corp. Pfd	308,229	323,300
46,854	Aristotle Corp. Convertible Pfd - I	368,266	394,979
2,000	Quanta Capital Preferred *	36,094	40,300

Total for Convertible Preferred Stock		$ 712,589	$ 758,579	1.67%

Put Contracts
24,000	Financial Select Sector Jan '08 *	120,960	33,600
37,500	Financial Select Sector Jan '09 *	124,313	84,375
19,500	Ishares Russell 2000 Index Jan '08 *	267,875	73,125
6,000	Ishares Russell 2000 Index Jan '09 *	111,900	59,400

Total for Put Contracts		$ 625,048	$ 250,500	0.55%

SHORT TERM INVESTMENTS
Money Market Fund
23,271,559	First American Government Obligation Fund Cl Y 4.92% **	23,271,559	23,271,559	51.29%

Total for Short Term Investments		$ 23,271,559	$ 23,271,559	51.29%

	Total Investments	$ 39,971,604	$ 45,506,009	100.30%

	Liabilities in excess of other Assets		(133,880)	(0.30)%

	Net Assets		$ 45,372,129	100.00%

* Non-Income producing securities.
** Dividend Yield
The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Assets and Liabilities
June 30, 2007 (Unaudited)

Assets:
Investment Securities at Market Value	$ 45,506,009
(Identified Cost $ 39,971,603)
Cash	11,450
Receivables:
Dividends and Interest	98,681
Prepaid Expenses	17,718
Total Assets	45,633,858
Liabilities:
Payables:
Advisory Fee Payable	237,642
Accrued Expenses	24,087
Total Liabilities	261,729
Net Assets	$ 45,372,129
Net Assets Consist of:
Paid-In Capital	$ 39,079,449
Accumulated Undistributed Net Investment Income	288,289
Accumulated Realized Gain on Investments - Net	469,985
Unrealized Apppreciation in Value
of Investments Based on Identified Cost - Net	5,534,406
Net Assets	$ 45,372,129
Net Asset Value and Redemption Price
Per Share ($45,372,129/2,948,560 shares outstanding) , no par value, unlimited
shares authorized	$ 15.39

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Operations
For the six months ended June 30, 2007 (Unaudited)

Investment Income:
Dividends	$ 82,892
Interest	494,010
Total Investment Income	576,902
Expenses: (Note 2)
Investment Advisor Fees	240,603
Transfer Agent & Fund Accounting Fees	19,110
Insurance Fees	8,126
Custodial Fees	6,244
Audit Fees	5,000
Registration Fees	4,043
Legal Fees	3,298
Trustee Fees	3,020
Printing & Mailing Fees	1,935
Miscellaneous Fees	195
Total Expenses	291,574
Reimbursed Expenses	(2,961)
Net Expenses	288,613

Net Investment Income	288,289

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	25,679
Change in Unrealized Appreciation on Investments	3,817,634
Net Realized and Unrealized Gain on Investments	3,843,313

Net Increase in Net Assets from Operations	$ 4,131,602

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Statement of Changes in Net Assets	(Unaudited)
	Six Months	Year
	Ended	Ended
	6/30/2007	12/31/2006
From Operations:
Net Investment Income	$ 288,289	$ 379,732
Net Realized Gain on Investments	25,679	1,659,658
Net Unrealized Appreciation	3,817,634	707,340
Increase in Net Assets from Operations	4,131,602	2,746,730
From Distributions to Shareholders:
Net Investment Income	0	(379,732)
Net Realized Gain from Security Transactions	0	(1,398,446)
Return of Capital	0	(155,702)
	0	(1,933,880)
From Capital Share Transactions:
Proceeds From Sale of Shares	10,952,826	11,244,078
Shares issued in Reinvestment of Dividends	0	1,868,569
Cost of Shares Redeemed	(289,678)	(523,604)
Net Increase from Shareholder Activity	10,663,148	12,589,043

Net Increase in Net Assets	14,794,750	13,401,893

Net Assets at Beginning of Period	30,577,379	17,175,486
Net Assets at End of Period (a)	$ 45,372,129	$ 30,577,379

Share Transactions:
Issued	751,421	806,413
Reinvested	0	135,600
Redeemed	(19,374)	(37,217)
Net increase in shares	732,047	904,796
Shares outstanding beginning of Period	2,216,513	1,311,717
Shares outstanding end of Period	2,948,560	2,216,513

(a) Includes undistributed net investment income of $290,175 at June 30, 2007 and $0 at December 31, 2006.

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND
BERTOLET CAPITAL TRUST

Financial Highlights
Selected data for a share outstanding throughout the period:	(Unaudited)
	Six Months	Year	Year	Year	4/1/2003*
	Ended	Ended	Ended	Ended	to
	6/30/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003
Net Asset Value -
Beginning of Period	$ 13.80	$ 13.09	$ 12.84	$ 11.27	$ 10.00
Net Investment Income (Loss) **	0.11	0.24	0.15	(0.02)	(0.09)
Net Gains or Losses on Securities
(realized and unrealized)	1.48	1.49	0.94	2.23	1.46
Total from Investment Operations	1.59	1.73	1.09	2.21	1.37

Distributions from Net Investment Income	0.00	(0.20)	(0.10)	0.00	0.00
Distributions from Capital Gains	0.00	(0.74)	(0.74)	(0.64)	(0.10)
Distributions from Return of Capital	0.00	(0.08)	0.00	0.00	0.00
	0.00	(1.02)	(0.84)	(0.64)	(0.10)

Paid-in Capital from Redemption Fees (Note 2) (a)	0.00	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 15.39	$ 13.80	$ 13.09	$ 12.84	$ 11.27

Total Return	11.52%	13.23%	8.53%	19.65%	13.71%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 45,372	$ 30,577	$ 17,175	$ 7,633	$ 4,725

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.50%	1.62%	1.90%	2.17%	4.00%
Ratio of Net Income (Loss) to Average Net Assets	1.47%	1.64%	0.68%	(0.54)%	(3.38)%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.49%	1.79%	1.78%
Ratio of Net Income (Loss) to Average Net Assets	1.48%	1.77%	1.10%	(0.16)%	(1.16)%

Portfolio Turnover Rate	3.11%	29.44%	27.88%	71.66%	68.44%

* Commencement of operations.
** Per share net investment Income (loss) determined on average shares outstanding during year.
(a) Less than $0.01 per share

The accompanying notes are an integral part of the financial statements.

PINNACLE VALUE FUND

BERTOLET CAPITAL TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007 (UNAUDITED)

1.)

ORGANIZATION:

Pinnacle Value Fund (”Fund”) is registered under the Investment Company Act of 1940 as an open-end investment management company and is the only series of the Bertolet Capital Trust, a Delaware business trust organized on January 1, 2003 (“Trust”). The Trust’s Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Fund shares.  Each share of the Fund has equal voting, dividend, distribution, and liquidation rights. The Fund’s investment objective is long term capital appreciation with income as a secondary objective.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund will primarily invest in equities and convertible securities.  Investments in securities are carried at market value. Securities traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, a security is valued at its last bid price except when, in Adviser’s opinion, the last bid price does not accurately reflect the current value of the security.  When market quotations are not readily available, when Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service uses electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading lots of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value determined in good faith by Adviser, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which are within 60 days of maturity, are valued by using the amortized cost method.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157) which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years starting after Nov. 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

SHORT TERM INVESTMENTS:

The Fund may invest in money market funds and short term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

The Company records security transactions based on a trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

INCOME TAXES:

Federal income taxes. The Company’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distribution to shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

In July 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Interpretation is to be implemented no later than June 29, 2007 and is to be applied to all open tax years as of the date of effectiveness. Management believes the adoption of FIN 48 will have no material impact on the Fund's financial statements.

ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Fund imposes a redemption fee of 1.00% on shares redeemed within one year of purchase. The fee is assessed on an amount equal to the Net Asset Value of the shares at the time of redemption and is deducted from proceeds otherwise payable to the shareholder. For the six months ended June 30, 2007, $74 of redemption fees were returned to the Fund through shareholder redemptions.

3.)

INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Bertolet Capital LLC (Adviser).  Under the Agreement, Adviser receives a fee equal to the annual rate of 1.25% of the Fund’s average daily net assets.  For the six months ended June 30, 2007, the Adviser earned $240,603 in Advisor fees of which the Advisor waived $2,961.  At June 30, 2007 the Fund owed the Adviser a net fee of $237,642. An officer and trustee of the Fund is also an officer and trustee of the Adviser.

Advisory Agreement provides for expense reimbursement from the Adviser, if Fund total expenses, exclusive of taxes, interest on borrowings, dividends on securities sold short, brokerage commissions and extraordinary expenses exceed 1.49% average daily net assets through Dec. 31, 2007.

Adviser will be entitled to reimbursement of fees waived or reimbursed by Adviser to the Fund.  Fees waived or expenses reimbursed during a given year may be paid to Adviser during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  At June 30, 2007, the cumulative unreimbursed amount paid or waived by Adviser on behalf of the Fund is $105,350.  Adviser may recapture $22,883 no later than Dec. 31, 2007, $51,592 no later than Dec. 31, 2008, and $27,914 no later than Dec. 31, 2009, $2,961 no later than Dec. 31, 2010.

4.)

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2007, purchases and sales of investment securities other than U.S. Government obligations/short-term investments totaled $3,065,152 and $581,295 respectively.

Fund may purchase put and call options. Put options are purchased to hedge against a decline in value of Fund securities. If such a decline occurs, put options permit Fund to sell securities underlying such options at exercise price or to close out options at a profit. Premiums paid for put or call options plus transaction costs will reduce the benefit, if any, realized upon option exercise and unless price of the underlying security rises or declines sufficiently, option may expire worthless. In addition, in the event that price of security in connection with option was purchased moves in a direction favorable to Fund, benefits realized as result of such favorable movement will be reduced by premium paid for option and related transaction costs. Written and purchased options are non-income producing securities.

5.)

FEDERAL TAX INFORMATION

Net Investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized after Oct. 31.

Differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to tax deferral of losses on certain derivative instruments.

The tax character of distributions paid during the six months ended June 30, 2007 and year ended December 31, 2006 are as follows:

	2007	2006
Net Investment Income	$ 288,289	$379,732
Long Term Capital Gain	$ 469,985	$1,398,446
Return of Capital	$0	$155,702

At June 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Costs of investments for federal income tax purposes                                      $39,971,603

Gross tax unrealized appreciation                                                                            $7,400,431

Gross tax unrealized depreciation                                                                           (1,866,024)

Net tax unrealized appreciation                                                                                 5,534,407

Undistributed ordinary income                                                                                    288,289

Accumulated realized gain on investments –net                                                      469,985

Accumulated Earnings                                                                                             $6,292,681

    PROXY VOTING (Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2007, are available without charge upon request by calling 877-369-3705 or visiting  www.pinnaclevaluefund.com or www.sec.gov.

 QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on March 31 and Sept. 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on Nov. 29, 2004. The Fund’s Forms N-Q are available at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-369-3705.

Expense Example

As a shareholder of the Pinnacle Value Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Pinnacle Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2007	June 30, 2007	January 1,2007 to June 30, 2007

Actual	$1,000.00	$1,115.22	$7.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.46	$.7.40

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SUPPLEMENTAL INFORMATION

The following table provides biographical information with respect to each Trustee.

Name, Age	Position with Fund	Term of Office Length of Time Served	Principal Occupation During Past 5 years	Other Directorships

Interested Trustee
John E. Deysher, CFA (51)	Trustee	Unlimited	President, Secretary, Treasurer	None
		Since Inception	Pinnacle Value Fund
Principal, Portfolio Manager
Royce & Associates

Independent Trustees
Edward P. Breau, CFA (73)	Trustee	Unlimited	Private Investor	None
Since Inception

Richard M. Connelly (51)	Trustee	Unlimited	General Counsel	None
		Since Inception	JG Wentworth (finance)

James W. Denney (41)	Trustee	Unlimited	President, Mohawk Asset	Director, Electric
		Since Inception	Management	City Funds

TRUSTEES AND SERVICE PROVIDERS

Trustees: Edward P. Breau, Richard M. Connelly, James W. Denney, John E. Deysher

Transfer Agent: Mutual Shareholder Services, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147

Custodian: US Bank, 425 Walnut St., Cincinnati OH 45202

Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP, 1818 Market St, Suite 2400, Philadelphia PA 19103

Board Approval of Investment Advisory Agreement

The investment advisory agreement (“Agreement”)  between the Trust and Bertolet Capital LLC (“Advisor”) was last renewed by the Board at a meeting on Feb. 24, 2007. On that date the Board considered factors material to the Agreement renewal including:

Nature, Extent & Quality of Services. The Board considered the Advisor’s deep value investment strategy/philosophy and substantial experience in small and micro-cap research and portfolio management. The Board reviewed Advisor’s Form ADV (policies/

operations), staffing levels, research capability and overall reputation. The Board noted that Advisor has no plans to alter the way it manages the Fund and would continue to have the expertise and resources needed to provide advisory and administrative services to the Fund. The Board considered the Advisor’s compliance policies/procedures and noted that it had complied with the Trust’s Code of Ethics. The Board concluded it was satisfied with the nature, extent and quality of services provided by the Advisor.

Investment Performance. The Board reviewed data regarding the Fund’s returns since inception and for the year end Dec. 31, 2006. The Fund’s performance was compared to a peer group of mutual funds, private account of Advisor and Russell 2000 and S&P 500 indices. The Board noted that while the Fund’s 2006 performance was below the average of the peer group, private account and both indices, the Fund was less than 50% invested for the year because of a lack of acceptable investment ideas, substantial cash inflows and Advisor’s risk adverse approach. The Board felt the Fund’s performance was acceptable.

Reasonableness of Fees. The Board reviewed data comparing the Fund’s expense ratio to the peer group. The Board noted that the Fund’s expense ratio was approximately the same as the peer group’s average and that Advisor continues to cap expenses at 1.49% of average net assets and reimburse the Fund as necessary. The Board compared the advisory fee charged to the Fund with the advisory fee charged by the peer group and to the private account which it deemed reasonable given the many administrative, compliance and marketing services provided to the Fund which are not provided to the private account. Based on these factors and the labor intensive nature of small/micro cap research, the Board concluded the fees charged to the Fund are fair and reasonable.

Profitablity & Other Benefits to Advisor. The Board considered the Fund’s income and expenses and the profitability of the Fund to Advisor. It reviewed Advisor’s 2006 income statement and concluded that Advisor’s profitability was reasonable in relation to the nature and quality of services provided to the Fund.

Economies of Scale. The Board considered data regarding economies of scale and whether existing fees might require adjustment in light of any economies of scale. The Board determined that no modification of fees was necessary given the Fund’s small size, the fact that the Fund is not part of a large Fund complex and that the Fund’s expense ratio approximates the peer group average.

The Board concluded that the terms of the advisory contract were reasonable and fair and in the best interest of shareholders. As a result, the entire Board, with the Independent Trustees voting separately, approved the Agreement’s renewal.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.   Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bertolet Capital Trust

By /s/John E. Deysher President

*John E. Deysher President

Date September 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/John E. Deysher Treasurer

*John E. Deysher Treasurer

Date September 4, 2007